COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 5:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Directors and officers indemnification agreements:

The Company, from time to time, has entered into indemnification agreements with several of its directors and officers, in which the Company undertakes to indemnify them, to the fullest extent permitted by law, for acts taken or omitted by them in their respective capacities as directors or officers of the Company. Pursuant to these agreements, the obligations of the Company remain in effect even after the termination of the directors and officers services to or employment with the Company.

b.	Litigation:

The Company is currently not party to any legal proceedings.

c.	Agreement with Yeda Research and Development Company Ltd ("Yeda"):

The Company, as part business activity is to support early stage development in the biotechnology area, signed in December 2014 an agreement with Yeda for the development by Yeda of new antibodies originating from specified research at the Weizmann Institute of Science addressing identified targets of cancer immune checkpoints. Under the agreement, the Company undertook a funding obligation of further research at the Weizmann Institute of Science for the development of certain antibodies selected and verified in pre-clinical trials which may have high selectivity and binding qualities towards cancer immune checkpoints. Further research and development will be required to promote such antibodies as therapeutic candidates for immune modulation in oncology. In consideration of the funding, the Company alone or through sub-licensees, will have the right to obtain the research results and to pursue development through commercialization. The license consideration due from the Company to Yeda includes royalties from net sales, sub-license fees and fixed fees linked to clinical and commercial sales milestones.